UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2004

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

130 Waverly Street
Cambridge, Massachusetts  02139

(Address of principal executive offices) (Zip Code)

(617) 444-6100

Registrant’s telephone number, including area code:

Item 12.  Disclosure of Results of Operations and Financial Condition.

On January 12, 2004, Vertex Pharmaceuticals Incorporated issued a press release to report on its 2003 accomplishments, including a reiteration of its full year 2003 financial guidance, and its 2004 outlook.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: January 12, 2004	/s/ Ian F. Smith
Ian F. Smith
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed as part of this current report on Form 8-K:

Exhibit No.	Description
99.1

Press Release of Vertex Pharmaceuticals Incorporated dated January 12, 2004 entitled “Vertex Pharmaceuticals Highlights 2003 Accomplishments and 2004 Outlook at 22nd Annual JP Morgan Healthcare Conference.”